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                           PAINEWEBBER BALANCED FUND

                     PAINEWEBBER TACTICAL ALLOCATION FUND


                SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 1997


                                                                  June 26, 1997

Dear Investor:

     This is a supplement to the Prospectus of the PaineWebber Balanced Fund and the PaineWebber Tactical Allocation Fund dated January 1, 1997. The purpose of this supplement is to notify investors of a change to an investment policy of the Balanced Fund. The Board of Directors of the Balanced Fund has eliminated the policy that the Fund will attempt to maintain a dollar-weighted average maturity of three to ten years for its fixed income investments. As a result, this Fund has no limits on the maturities of its fixed income investments.

     Accordingly, the following sentence at the end of the first paragraph under "INVESTMENT OBJECTIVES & POLICIES", in the section captioned "Balanced Fund" on page 11 of the Prospectus, is eliminated:

          The Fund attempts to maintain a dollar-weighted average maturity for its fixed income investments - the average remaining time to maturity of a portfolio's bonds - of three to ten years.

                                     ****

     In addition, the following is eliminated in the chart on page 13 under Balanced Fund, Fixed Income Selection:

          Aims for a dollar-weighted average maturity of three to ten years.

                                     ****

This change will broaden the Fund's ability to pursue total return among bonds with longer maturities. Mitchell Hutchins hopes that this change will enhance the performance of the Balanced Fund; however, whenever a Fund attempts to take advantage of greater opportunities, it must also accept increased risks. In this case, increasing exposure to longer maturity bonds may increase the Fund's sensitivity to changes in interest rates.

     If you have any questions regarding the PaineWebber Balanced Fund or this change to its investment policy, please call your investment executive at PaineWebber or one of its correspondent firms. If you do not have an investment executive, please call PaineWebber shareholder services toll-free at 800-647-1568.